Original Issue Date: July 12, 2007

$750,000.00

$750,000 Secured Note

THIS NOTE is a duly authorized and validly issued Note of bioMETRX, Inc., a Delaware corporation, having its principal place of business at 500 North Broadway, Suite 204, Jericho, New York 11753 (the "Company"), designated as its $750,000 Secured Note (the "Note").

FOR VALUE RECEIVED, the Company promises to pay to the order of Alpha Capital Anstalt ("Alpha") and any other holder named on Exhibit A hereto, or their respective registered assigns (each a "Holder" and collectively, the "Holders"), or shall have paid pursuant to the terms hereunder, each Holder's Committed Percentage, as set forth on Exhibit A hereto, of the principal sum of $750,000.00, no later than the Maturity Date, and to pay interest to the Holders on each Holder's Committed Percentage of the aggregate outstanding principal amount of this Note in accordance with the provisions hereof. It is understood and agreed that if only one Holder is named on Exhibit A hereto, all amounts payable to, or by, the Holders hereunder shall be paid to, or by, such named Holder, and all other actions required to be taken by the Holders hereunder shall be taken by such Holder.

Capitalized terms used herein without definition, have the meanings set forth on Exhibit B hereto. This Note is subject to the following additional provisions:

Section 1. Advance of Funds; Conditions to Advance.

(a) On or prior to the Original Issue Date, each Holder shall advance its Committed Percentage of the principal amount of this Note by depositing such funds in the Escrow Account (less any amounts that may be deducted therefrom pursuant to the terms of this Note or the Escrow Agreement). The terms of the release of the funds on deposit in the Escrow Account and all other matters related thereto shall be governed by the Escrow Agreement.

(b) Prior to the Holders having the obligation of making the foregoing advance to the Escrow Account, the following shall have occurred to the satisfaction of the Holders in their sole discretion: (i) this Note shall have been duly executed and delivered by the Company to the Holders; (ii) the Escrow Agreement shall have been duly executed and delivered by the escrow agent named therein, RDI, Inc. and the Company to the Holders; (iii) a security agreement (each being a "Security Agreement") from the Company and each of its subsidiaries to the Holders with respect to all of their respective assets, shall have been duly executed and delivered by the Company to the

Holders; (iv) a warrant to purchase such number of the Company's shares of common stock, par value $0.001 per share (the "Common Stock"), equal to each Holder's Committed Percentage of 50% of the principal amount of this Note, at an exercise price of $1.00 per share, shall have been duly executed and delivered by the Company to such Holder; (v) an inter-creditor agreement providing for the seniority of the Holders' security interest in certain of the assets of the Company pledged to them pursuant to the Company's Security Agreement, shall have been duly executed and delivered by the Company and BLX Funding LLC to the Holders; (vi) an opinion of counsel to the Company, in form and substance satisfactory to the Holders, shall have been delivered to the Holders; (vii) BLX Funding LLC shall have amended its filed financing statements in such a manner as to no longer prohibit the Company from granting a lien in its assets to the Holders; (viii) the fees of Feldman Weinstein & Smith LLP, counsel to the Holders, in connection with the preparation, negotiation, execution and delivery of this Note and the other foregoing documents in an amount not to exceed $40,000 shall have been paid in full; (ix) there shall have been delivered to the Holders a true and complete copy of the Purchase and Sale Agreement, substantially in the form of Exhibit 99.6 to the Company's Form 8-K filed with the Securities and Exchange Commission (the "Commission") on January 22, 2007, providing for the sale to BLX Funding LLC of the Company's accounts receivables arising from the Home Depot Purchase Orders (as defined below) (the "Purchase and Sale Agreement"); (x) there shall have been delivered to the Holders a true and complete copy of: (a) the consent of BLX Funding LLC to the assignment to the Holders of the Purchase and Sale Agreement, (b) an agreement of BLX Funding LLC to remit to the Holders, and not to the Company, all amounts payable to the Company under the Purchase and Sale Agreement, (c) resolutions of the Board of Directors of the Company authorizing the transactions contemplated hereby and (d) an irrevocable instruction letter from the Company to Home Depot U.S.A., Inc. to remit directly to an account designated by the Holders the proceeds of all Home Depot Purchase Orders that are not purchased by BLX Funding LLC the underlying Product of which is financed by the Holders pursuant hereto, together with evidence that the same has been delivered to Home Depot U.S.A., Inc.; (xi) a certificate of a duly authorized officer of the Company certifying as to the validity of the Home Depot Purchase Orders and certain related matters; (xii) a guaranty of Mark Basile of the Company's obligations hereunder and under all Transaction Documents; (xiii) the Company shall obtain amended purchase orders for the units of Product described in Section 3(h) with expiration dates of September 28, 2007 and (xiv) a fee letter from the Company (collectively, the "Fee Letters") to (a) Osher Capital Partners, LLC, with respect to the payment by the Company to it of a due diligence fee in the amount of $10,000 and (b) to Alpha, with respect to the payment by the Company to it of a fee in the amount of $22,500.

(c) The delivery of the foregoing documents and the advance of funds by the Holders to the Company shall occur on the Original Issue Date in accordance with, and subject to, the terms and conditions hereof, at the offices of Alpha, or at such other office as the Holders shall reasonably select.

Section 2. Payment of Principal and Interest.

a) Payment of Principal. Within 15 days following any release of funds from the Escrow Account to any person (other than a Holder), the Company shall either pay, or

cause BLX Funding LLC or Home Depot U.S.A. to pay, to each Holder an amount equal to its Committed Percentage of the funds so released. All unpaid principal hereof shall be paid in full on the Maturity Date. Any amount of principal repaid hereunder may not be reborrowed.

b) Payment of Interest. Interest on the aggregate outstanding principal amount of this Note shall accrue at the rate of 24.99% per annum, payable on the first day of each month, beginning with July 1, 2007, and on the Maturity Date. Such accrued interest shall be paid either by the Company paying to each Holder an amount equal to its Committed Percentage of the interest accrued hereunder as of each such date or by the Holders applying amounts received by them pursuant to the irrevocable instruction or agreement specified in Section 1(b)(x) to the payment of such accrued interest.

c) Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made.

d) Prepayment. The Company may prepay (including by returning funds in the Escrow Account to the Holders) all or any portion of the principal amount of this Note, without penalty or premium, upon at least two days' notice to the Holders.

e) Payments. Notwithstanding anything to the contrary contained herein or in any other document delivered by the Company pursuant hereto (collectively, with this Note, the "Transaction Documents"), all payments made by the Company (or pursuant to the irrevocable instruction or agreement specified in Section 1(b)(x)) to each Holder shall be made and applied by the Holders in accordance with each Holder's Committed Percentage of the aggregate amount then paid to the Holders collectively. Any funds received by a Holder pursuant to the irrevocable instruction or agreement specified in Section 1(b)(x) or as a disbursement from the Escrow Account, shall be applied by such Holder to the payment of amounts due hereunder in an amount equal to each Holder's Committed Percentage of the amount so received. All such payments shall be applied to principal, interest, fees and other charges due the Holders hereunder in such order of priority as the Holders shall elect. In the event, on any date, the Holders receive from any person a payment on account of principal, interest, fees and other charges due the Holders hereunder that is in excess of the amount then due the Holders with respect thereto, the Holders shall remit to the Company any such excess amount.

Section 3. Representations and Warranties. The Company hereby represents and warrants to the Holders as follows:

(a) Each of the Company and each of its subsidiaries has been duly organized and is validly existing under the laws of its jurisdiction of organization and has all requisite power and authority to execute, deliver and perform its obligations under this Note and all other Transaction Documents to which it is a party. Each of this Note and all other Transaction Documents have been duly authorized, executed and delivered by the Company and each of its subsidiaries that is a party thereto and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof and

thereof. The execution, delivery and performance by the Company and each of its subsidiaries of this Note and all other Transaction Documents to which they are a party, and the incurrence by them of their respective obligations hereunder and thereunder, do not contravene or conflict with any law applicable to the Company or any of its subsidiaries or other instrument binding on or otherwise affecting the Company or any of its subsidiaries or give rise to any lien, security interest or other charge or encumbrance (other than in favor of the Holders) upon any of the Company's or its subsidiary's properties. No consent or approval of or notice to or filing with any governmental authority or other third party is or will be required as a condition to the validity or enforceability of this Note or the other Transaction Documents, other than such consents which have been obtained and are in full force and effect.

(b) The Company and its subsidiaries have good and marketable title to their assets disclosed in its most recent SEC Reports (as defined below) (except for assets sold or otherwise disposed of in the normal course of business). The Company and each of its subsidiaries are in compliance in all material respects with all laws and regulatory requirements to which it or its properties are subject. Except as set forth in the SEC Reports, there is no litigation pending, or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries which could reasonably be expected to have a material adverse effect on the financial condition, business, properties or prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"). The Company's principal place of business is the address set forth at the beginning of this Note. The Company has paid all federal, foreign, state and local taxes required to be paid by it on or prior to the date they were due. All documents, instruments and other written material heretofore or hereafter furnished to the Holders pursuant to the terms of any Transaction Document contain no misstatements of a material fact and do not fail to disclose any material fact and the Company has not failed to disclose to the Holders any information that could result in a Material Adverse Effect.

(c) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports") on a timely basis (other than the Company's Form 10-QSB for the quarter ended September 30, 2006, which was filed one day late) or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States

generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(d) Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock.

(e) The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existingassets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the end of the period covered by the Company's most recently filed SEC Report (such date, the "Evaluation Date"). The Company presented in its most recently filed SEC Report the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company's internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

(f) The Company is not, and is not an affiliate of, and immediately after the transactions contemplated hereby, will not be or be an affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The

Company shall conduct its businesses in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(g) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has reserved from its duly authorized shares of Common Stock such number of shares as may be issued pursuant to all warrants issuable to the Holders pursuant to the terms of this Note (collectively, the "Warrants"). All shares of Common Stock issued pursuant to the exercise of the Warrants will, upon issuance, be duly and validly authorized and issued, fully-paid and non-assessable.

(h) Each of the BLX Agreements and the Home Depot Agreements and the Purchase and Sale Agreement (true and complete copies of which have been furnished to the Holders) have been duly authorized, executed and delivered by the Company and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms thereof. To the knowledge of the Company, each of the BLX Agreements and the Home Depot Agreements and the Purchase and Sale Agreement have been duly authorized, executed and delivered by the other parties thereto and constitutes such other party's legal, valid and binding obligation, enforceable against them in accordance with the terms thereof. The Company has a legally binding commitment from RDI, Inc. to manufacture the Product in accordance with the Company's specifications and requirements. Home Depot U.S.A. Inc. (or an affiliate thereof) has committed to purchase an aggregate of 40,000 units of the Product at a price of $80 per unit and has submitted to the Company purchase orders for 17,000 of such units (such purchase orders, as amended in accordance with Section 1(b)(xiii), being the "Home Depot Purchase Orders") (true and complete copies of which have been furnished to the Holders). Home Depot U.S.A. Inc. (or an affiliate thereof) is obligated to pay BLX Funding LLC for Product that is shipped to it within 60 days of shipment. The Company has the right to sell to BLX Funding LLC, and BLX Funding LLC has the right to purchase from the Company, pursuant to the BLX Agreements and the Purchase and Sale Agreement, any account receivable arising from the Home Depot Purchase Orders in accordance with the terms of the Purchase and Sale Agreement. The Company has complied with the terms of each of the BLX Agreements, the Purchase and Sale Agreement and the Home Depot Agreements and neither Home Depot U.S.A., Inc. or BLX Funding LLC has any claim against the Company that could give rise to an offset of, or defense to, any payment due the Company under any of the foregoing agreements. The Company is obligated to pay RDI, Inc. $66.83 for each unit of Product that is manufactured by RDI, Inc. for the Company.

(i) The Company's representations and warranties contained in Section 2 of the Purchase and Sale Agreement are true and correct and the Company has not breached any of its obligations thereunder. There has not been (and there will not be) any reduction in the amounts payable to the Company under the accounts receivable arising from the Home Depot Purchase Orders by means of allowances, returns, performance defenses or offsets nor is there (nor will there be) any reduction in the amount payable to the Company under the Purchase and Sale Agreement as a result of any of the foregoing.

Upon their shipment pursuant to the Home Depot Purchase Orders, the Products will conform to all requirements and specifications of Home Depot U.S.A., Inc.

Section 4. Covenants. As long as any portion of this Note remains outstanding, the Company agrees as follows:

a) other than Permitted Liens, the Company and its subsidiaries will not enter into, create, incur, assume or suffer to exist any liens, security interests, charges, claims or other encumbrances of any kind (collectively, "Liens"), on or with respect to any of its or its subsidiaries' property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

b) the Company will not amend its charter documents, including without limitation, the certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of either Holder;

c) the Company will not enter into any agreement with respect to any of the foregoing;

d) the Company shall, unless otherwise instructed by the Holders, immediately following the creation of any account receivable arising from any Home Depot Purchase Order, offer to sell such account receivable to the Holders on terms no less favorable to the Company from that offered by BLX Funding LLC, and if the Holders do not agree within two business days thereafter to purchase such account receivable, the Company shall sell such account receivable to BLX Funding LLC pursuant to the Purchase and Sale Agreement and shall (which shall include receiving the agreement of BLX Funding LLC referred to in Section 1(b)(x)) ensure that the proceeds of each such sale are remitted directly to the Holders; it being understood and agreed that if one or more Holders agree to purchase any such account receivable, the Company shall sell it to such Holders, such Holders and the Company shall enter into such agreements to evidence such purchase and sale as such Holders shall reasonably request and no portion of the proceeds of the account receivable so purchased by such Holders shall be remitted to BLX Funding LLC or any third party not consented to by such Holders;

e) the Company shall not amend, or consent to any amendment of, or withdraw or rescind, any Home Depot Agreement, BLX Agreement, the Purchase and Sale Agreement or the instruction letter to Home Depot U.S.A., Inc. referred to in Section 1(b)(x), without the prior written consent of the Holders, which consent will not be unreasonably withheld;

f) prior to the release of the final remaining balance in the Escrow Account, the Company shall execute and deliver to each Holder a warrant, substantially in the form of the warrant issued to the Holders on the Original Issue Date, to purchase such number of shares of Common Stock as is equal to each Holder's Committed Percentage of 50% of the original principal amount of this Note;

g) in the event the Company receives from BLX Funding LLC or Home Depot U.S.A., Inc. any funds that are required by the irrevocable instruction or agreement

referred to in Section 1(b)(x) to be paid directly to the Holders, the Company shall hold such funds in trust for the benefit of the Holders and immediately remit such funds to the Holders in accordance with the Holders' instructions;

h) the Company shall not, at any time or for any reason whatsoever, cancel, terminate, withdraw from or rescind its arrangement with RDI, Inc. to manufacture the Product and the Company shall not require the Holders to pay to RDI, Inc. under Section 1.6 of the Escrow Agreement or otherwise, any costs incurred by RDI, Inc. as a result of any such action by the Company in violation of the provisions of this Section 4(h);

i) no later than 24 hours following the shipment of any Product to Home Depot U.S.A., Inc. (or any of its affiliates), the Company shall invoice Home Depot U.S.A., Inc. for such Product, and provide evidence thereof to the Holders;

j) the Company shall, within 24 hours after any Product is received at the warehouse of RDI, Inc. specified in the Escrow Agreement, inspect such Product in accordance with the terms of the Escrow Agreement; and

k) the Company shall cause all Product that pass the inspections referred to in the Escrow Agreement to be shipped to Home Depot U.S.A., Inc. in accordance with the Home Depot Purchase Orders as soon as is practicable following such inspection and shall provide the Holders with evidence of such shipment with one day of shipment.

Section 5. Events of Default.

a) "Event of Default" means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. any default in the payment of (A) the principal amount of this Note, (B) any amount payable under either Fee Letter or (C) interest or other amounts owing to either Holder on this Note, as and when the same shall become due and payable (whether on the Maturity Date or by acceleration or otherwise);

ii. the Company shall fail to observe or perform any other covenant or agreement contained in this Note which failure is not cured, if possible to cure, within the earlier to occur of (A) two days after notice of such failure sent by a Holder and (B) three days after the Company has become or should have become aware of such failure;

iii. a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under (A) any of the Transaction Documents or (B) any Home Depot Agreement or BLX Agreement or the Purchase and Sale Agreement;

iv. any representation or warranty made in this Note, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to a Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

v. the Company or any of its Significant Subsidiaries shall be subject to a Bankruptcy Event;

vi. the Company or any of its subsidiaries shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument (other than those referred to in the foregoing clause iii) under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $50,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable; or

vii. any monetary judgment, writ or similar final process shall be entered or filed against the Company, any of its subsidiaries or any of their respective property or other assets for more than $50,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

b) Remedies Upon Event of Default. If any Event of Default occurs, the outstanding principal amount of this Note plus accrued but unpaid interest and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holders' election, immediately due and payable. Commencing after the occurrence of any Event of Default, the interest rate on this Note shall accrue at an interest rate equal to 35.00% per annum. In connection with such acceleration described herein, the Holders need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holders may immediately and without expiration of any grace period enforce any and all of their rights and remedies hereunder and all other remedies available to them under applicable law and the Transaction Documents. Such acceleration may be rescinded and annulled by the Holders at any time prior to payment hereunder and the Holders shall have all rights as holders of the Note until such time, if any, as the Holders receive full payment pursuant to this Section 5(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Upon the occurrence of any Event of Default, in addition to any other right or remedy available to the Holders, the Holders may (i) require that the funds then on deposit in the Escrow Account be paid immediately to the Holders and (ii) convert all or any portion of the amounts then owing under this Note into shares of common stock of the Company on the terms described in Article III of the Convertible Note, dated June 29, 2006, from the Company to Alpha Capital Aktiengesellschaft in the principal amount of $400,000, or convert any and all such amounts into a promissory note that is so convertible.

Section 6. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder shall be delivered to the Company's address set forth above.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct, unconditional and secured debt obligation of the Company.

c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof.

e) Waiver. Any waiver by the Holders of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holders to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver by the Holders must be in writing and be from both Holders.

f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a business day in the State of New Jersey, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

i) Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all

efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Holder in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "Maximum Rate"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Holder with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Holder to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Holder's election.

j) Indemnification. The Company will indemnify and hold the Holders harmless from any loss, liability, damages, judgments, and costs of any kind relating to or arising directly or indirectly out of (a) this Note or any other Transaction Document, (b) any credit extended or committed by the Holders to the Company hereunder, (c) any litigation or proceeding related to or arising out of this Note, any such Transaction Document, or any such credit or (d) any cancellation, termination, withdrawal from or rescission of the Company's arrangement with RDI, Inc. to manufacture the Product in violation of Section 4(h). This indemnity includes but is not limited to attorneys' fees. This indemnity extends to each Holder, its affiliates, partners, directors, officers, employees, agents, successors, attorneys, and assigns. This indemnity will survive repayment of the Company's obligations to the Holders. All sums due to the Holders hereunder shall be due and payable immediately without demand. The Company hereby waives any claim that an adequate remedy exists at law for the breach by the Company of Section 4(h) and hereby waives any objection it may have to the Holders obtaining injunctive or other equitable relief to enforce the provisions of Section 4(h).

(*Signature Page Follows*)

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

BIOMETRX, INC.

By: ________________________________
Name: Lorraine Yarde
Title: COO

EXHIBIT A

Committed Percentages:

Alpha Capital Anstalt: 100%

EXHIBIT B
(Certain Defined Terms)

"Bankruptcy Event" means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

"BLX Agreements" mean each of those agreements set forth as Exhibits 99.2, 99.6 and 99.8 to the Company's Form 8-K filed with the Commission on January 22, 2007, and as the same may be amended as permitted by the terms hereof.

"Escrow Account" means the account that is the subject of the Escrow Agreement.

"Escrow Agreement" means the Escrow Agreement, dated as of the Original Issue Date, among the Company, the Holders, RDI, Inc. and Grushko & Mittman, P.C., as escrow agent.

"Home Depot Agreements" mean, collectively, the following agreements between Home Depot U.S.A., Inc. and the Company (as the same may be amended as permitted by the terms hereof): (i) the Exclusive Sales Agreement, dated June 12, 2006, (ii) Home Depot Supplier Buying Agreement, dated May 20, 2006 and (iii) USA Marketing Agreement, dated June 2, 2006.

"Maturity Date" means the earlier of (i) the 90th day after the Original Issue Date or the 90th day after the date funds are first released to RDI, Inc. from the Escrow Account (whichever of those two dates is later), and (ii) the date this Note is permitted or required to be paid in accordance with the terms hereof.

"Original Issue Date" means the date of the first issuance of this Note, regardless of any transfers of this Note and regardless of the number of instruments which may be issued to evidence this Note.

"Permitted Lien" means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP; (b) Liens imposed by law which were incurred in the ordinary course of the Company's business, such as carriers', warehousemen's and mechanics' Liens, statutory landlords' Liens, and other similar Liens arising in the ordinary course of the Company's business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien; and (c) Liens that are subordinated to the Lien of the Holders on terms acceptable to the Holders.

"Product" means smartTOUCH GDO (garage door opener) products.